UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2004

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2004, the Registrant entered into an underwriting agreement (the "Underwriting Agreement") with Soros Private Equity Investors LP, certain non-management selling shareholders, certain management selling shareholders (collectively, the "Selling Shareholders") and Morgan Stanley & Co. Incorporated, SG Cowen & Co., LLC, UBS Securities, LLC and Wachovia Capital Markets, LLC (collectively, the "Underwriters"). The Underwriting Agreement provides for the sale of an aggregate of 7,500,000 shares of the Registrant’s common stock, par value $.01 per share (the "Common Stock") to the Underwriters at $32.00 per share, of which 1,500,000 shares are to be issued and sold by the Registrant and 6,000,000 shares are to be sold by the Selling Shareholders. Soros Private Equity Investors LP has granted the Underwriters the right to purchase up to 1,125,000 additional shares to cover over-allotments, if any. These shares are being offered and sold pursuant to a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with the Registrant’s Registration Statement on Form S-1 (Registration Statement No. 333-120672), which was declared effective on December 16, 2004.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the Underwriting Agreement is attached as Exhibit 10.1 hereto and a copy of the press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Underwriting Agreement, dated December 16, 2004, by and among Soros Private Equity Investors LP, certain non-management selling shareholders, certain management selling shareholders and Morgan Stanley & Co. Incorporated, SG Cowen & Co., LLC, UBS Securities, LLC and Wachovia Capital Markets, LLC.

99.1 Press Release, dated December 17, 2004, announcing the pricing of the Registrant's follow-on offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

December 17, 2004	By:	/s/ THADDEUS BEREDAY

Name: THADDEUS BEREDAY
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Underwriting Agreement, dated December 16, 2004, by and among Soros Private Equity Investors LP, certain non-management selling shareholders, certain management selling shareholders and Morgan Stanley & Co. Incorporated, SG Cowen & Co., LLC, UBS Securities, LLC and Wachovia Capital Markets, LLC.
99.1	Press release dated December 17, 2004, announcing the pricing of the Registrant's follow-on offering.